STATUTORY RESERVES	12 Months Ended
Dec. 31, 2013
STATUTORY RESERVES [Abstract]
STATUTORY RESERVES

23.                     STATUTORY RESERVES

The Company's ability to pay dividends is primarily dependent on the Company receiving distributions from its PRC subsidiaries, VIEs and subsidiaries of VIEs. Relevant PRC statutory laws and regulations permit payments of dividends by the Company's PRC subsidiaries, VIEs and subsidiaries of VIEs only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the consolidated financial statements prepared in accordance with US GAAP differ from those reflected in the statutory financial statements of the Company's PRC subsidiary, VIEs and subsidiaries of VIEs.

In accordance with the Law of the People's Republic of China on Foreign Invested Enterprises ("FIE") and the Company's articles of association, an FIE established in the PRC is required to provide for certain statutory reserves, namely the general reserve fund, enterprise expansion fund and staff welfare and bonus fund which are appropriated from net profit as reported in the enterprise's PRC statutory accounts. A wholly-foreign owned invested enterprise ("WFOE") is required to allocate at least 10% of its annual after-tax profit to the general reserve until such reserve has reached 50% of its respective registered capital based on the enterprise's PRC statutory accounts. A non-wholly-owned foreign invested enterprise is permitted to provide all the above allocation of annual after-tax profit at the discretion of its board of directors, except for the general reserve fund which has the same requirement as for a WFOE. Appropriations to the enterprise expansion fund and staff welfare and bonus fund are at the discretion of the board of directors for all foreign invested enterprises. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends. Lentuo Beijing, established as a WFOE, is therefore subject to the above mandated restrictions on distributable profits.

Additionally, in accordance with the Company Law of the People's Republic of China, a domestic enterprise is required to provide for a statutory common reserve of at least 10% of its annual after-tax profit until such reserve has reached 50% of its respective registered capital based on the enterprise's PRC statutory accounts. A domestic enterprise is also required to provide for a discretionary surplus reserve, at the discretion of the board of directors, from the profits determined in accordance with the enterprise's PRC statutory accounts. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends. The VIEs were established as domestic invested enterprises and therefore are subject to the above mandated restrictions on distributable profits.

As a result of the PRC laws, rules and regulations that require annual appropriations of 10% of after tax income to be set aside prior to payment of dividends as a general reserve fund, the Company's PRC subsidiaries, VIEs and subsidiaries of VIEs are restricted in their ability to transfer a portion of their net assets in the form of dividend payments, loans or advances. The amounts restricted include paid-in capital and statutory reserves of the Company's PRC subsidiary and the net assets of the VIEs and their subsidiaries, as determined pursuant to PRC generally accepted accounting principles, totaling RMB1,106,498 and RMB1,350,642 (US$223,110) as of December 31, 2012 and 2013, respectively. No dividend appropriations were made for the years ended December 31, 2012 and 2013.